Accrued Liabilities (Table) (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Accrued Liabilities
Accrued expenses	[1]	$ 40,308	$ 20,378
Accrued interest		6,618	8,160
Total		$ 46,926	$ 28,538

[1]	Includes $8.2 million, as per commercial management agreements, commission of 1.00% payable to the commercial manager based on the purchase price of already acquired vessels, that has been deferred and will be paid upon request of the commercial manager (see note 14).